UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2009

K-V Pharmaceutical Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9601 (Commission File Number)	43-0618919 (IRS Employer Identification No.)

2503 South Hanley Road St. Louis, MO (Address of principal executive offices)	63144 (Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 2, 2009, K-V Pharmaceutical Company (the “Company”) issued a press release announcing that it had reached an agreement with the U.S. Food and Drug Administration (the “FDA”) regarding the Company’s drug manufacturing and distribution. A copy of the press release, dated March 2, 2009, is attached hereto as Exhibit 99.1. The terms of the agreement with the FDA are contained in the consent decree attached hereto as Exhibit 99.2, which was filed with the United States District Court, Eastern District of Missouri, Eastern Division on March 2, 2009. The consent decree is subject to court approval.
     The description of the press release and the consent decree set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release and the consent decree attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
Cautionary Note Regarding Forward-looking Statements
     This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (“PSLRA”) and which may be based on or include assumptions concerning the Company’s operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could” and other expressions that indicate future events and trends.
     All statements that address expectations or projections about the future, including without limitation, product development, product launches, regulatory approvals, market position, acquisitions, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.
     All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, political and technological factors, which among others, could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.
     Such factors include (but are not limited to) the following:
     (1) changes in the current and future business environment, including interest rates and capital and consumer spending;
     (2) the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;
     (3) acceptance and demand for new pharmaceutical products;
     (4) the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;
     (5) new product development and launch, including the possibility that any product launch may be delayed or that product acceptance may be less than anticipated;
     (6) reliance on key strategic alliances;
     (7) the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;
     (8) the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;
     (9) fluctuations in revenues;
     (10) the difficulty of predicting international regulatory approval, including timing;
     (11) the difficulty of predicting the pattern of inventory movements by the Company’s customers;

     (12) the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;
     (13) risks that the Company may not ultimately prevail in litigation, including challenges to the Company’s intellectual property rights by actual or potential competitors or to the Company’s ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries, including without limitation the litigation and claims referred to in Note 16 of the Notes to the Consolidated Financial Statements in the Company’s Form 10-Q for the quarter ended June 30, 2008;
     (14) the possibility that the Company’s current estimates of the financial effect of certain announced product recalls could prove to be incorrect;
     (15) whether any product recalls or product introductions result in litigation, agency action or material damages;
     (16) the possibility that the findings of the Audit Committee inquiry referenced in the Company’s Form 10-Q for the quarter ended June 30, 2008, Form 12b-25 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2008, Form 12b-25 filed with the SEC on February 2, 2009, as well as certain other of the Company’s SEC filings, could have a material impact on the Company’s financial results;
     (17) the satisfaction or waiver of the other closing conditions in the previously disclosed Gestiva™ acquisition agreement;
     (18) the possibility that the auction rate securities held by the Company may not return to liquidity at their face value or at all;
     (19) the Company’s voluntary suspension of the production and shipment of substantially all of the products that the Company manufactures and the related nationwide recall affecting substantially all of the products that the Company manufactures, as well as the expected material adverse effect on the Company’s revenue, assets and liquidity and capital resources, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009 and the Company’s Form 8-K filed with the SEC on February 26, 2009;
     (20) the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, and the initiation of lawsuits alleging violations under the Employee Retirement Income Security Act (ERISA), all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, as well as certain other of the Company’s SEC filings;
     (21) the informal inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, including actions by the FDA and the U.S. Department of Justice, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009;
     (22) delays in returning the Company’s products to market, including loss of market share as a result of the suspension of shipments, and related costs; and
     (23) the risks detailed from time-to-time in the Company’s filings with the SEC.
     This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements. The Company is under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-looking Statements” and the risk factors that are included under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as supplemented by the Company’s subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 2, 2009 *
99.2	Consent Decree of Permanent Injunction as filed in the United States District Court, Eastern District of Missouri, Eastern Division on March 2, 2009 *

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company
By:	/s/ Robert M. Shaw
Robert M. Shaw
Vice President, Deputy General Counsel and Secretary

Date: March 2, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 2, 2009 *
99.2	Consent Decree of Permanent Injunction as filed in the United States District Court, Eastern District of Missouri, Eastern Division on March 2, 2009 *

*	Filed herewith